EXHIBIT 10.66

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N° 17

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 1/14

AMENDMENT N° 17 TO THE
A350 FAMILY PURCHASE AGREEMENT

This amendment N°17 (the “Amendment N°17”) dated 20 December 2021 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and (ii) [*].

E.On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement in order to [*].

G.On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

I.On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 2/14

J.On 01 June 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.On 31 December 2018, the Buyer and the Seller agreed to [*].

L.[*], the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of 31 December 2018 to provide for [*].

M.On 31 December 2018, the Buyer and the Seller entered into an Amendment N°10 to the Purchase Agreement in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000 aircraft and (ii) [*].

N.On 26 April 2019, the Buyer and the Seller entered into an Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10 in order to cancel and replace Clause 4 of the Original Letter Agreement.

O.On 15 May 2019, the Buyer and the Seller entered into an Amendment N°11 in order to [*].

P.On 20 December 2019, the Buyer and the Seller entered into an Amendment N°12 in order to (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 aircraft, [*].

Q.On 21 February 2020, the Buyer and the Seller entered into an Amendment N°13 in order to [*].

R.On 30 June 2020, the Buyer and the Seller entered into an Amendment N°14 in order to [*].

S.On 31 August 2020, the Buyer and the Seller entered into an Amendment N°15 in order to [*].

T.On 29 October 2021, the Buyer and the Seller entered into an Amendment N°16 in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

U.The Parties now wish to enter into this Amendment N°17 in order to, among other things, (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase seven (7) A350 Freighter aircraft, (ii) [*] and (iii) [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°17. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 3/14

1SCOPE

1.1A350 Freighter Aircraft

[*], the Seller shall, in addition to the firmly ordered A350 Aircraft, sell and deliver and the Buyer shall purchase and take delivery of seven (7) A350 Freighter aircraft (the “A350 Freighter Aircraft”).

Upon entry into force of this Amendment N°17, the A350 Freighter Aircraft shall be an Aircraft for the purpose of the Agreement, and [*].

1.2[*]

1.3[*]

(i)

2DEFINITIONS AND APPLICABILITY

2.1The following definitions shall supersede the existing definitions set forth in Clause 0 of the Agreement or shall be added to such Clause 0, as the case may be, and shall apply as of the date hereof:

QUOTE

[*]

“A350 Freighter Aircraft” or “A350F Aircraft” means an Airbus A350 freighter model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed in or on such aircraft at Delivery.

“A350 Freighter Standard Specification” has the meaning set out in clause 3.1 of the Amendment N°17.

“Aircraft” means individually and/or collectively the A350-900 and/or the A350-1000 Aircraft and/or the A350 Freighter Aircraft.

“Airframe” means any A350-900 Aircraft or A350-1000 Aircraft or A350 Freighter Aircraft, excluding the Propulsion Systems therefor.

[*]

“Standard Specification” means the A350-900 Standard Specification or the A350-1000 Standard Specification or the A350 Freighter Standard Specification, as applicable.

UNQUOTE

2.2[*].

2.3[*]

3A350 FREIGHTER AIRCRAFT SPECIFICATION

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 4/14

3.1With regards to the A350 Freighter Aircraft only, Clause 2.1 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

2.1A350 Freighter Aircraft Specification

2.1.1Each A350 Freighter Aircraft shall be manufactured in accordance with its Specification.

2.1.2A350 Freighter Model Aircraft Specification

The A350 Freighter model aircraft is currently in development and the A350 Freighter Aircraft definition as known at the date hereof is set forth in the Preliminary Standard Specification.

The final definition of the A350F aircraft shall be reflected in issue 1 of the A350 freighter standard specification (the “A350 Freighter Standard Specification”), which shall be issued by the Seller when the design of such A350 Freighter aircraft model shall have been frozen. Such A350 Freighter Standard Specification shall supersede the Preliminary Standard Specification and is hereby irrevocably accepted by the Buyer.

2.1.3The applicable standard design weights (Maximum Take-off Weight (“MTOW”), Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”) of the A350 Freighter Aircraft are the following:

	MTOW	MLW	MZFW
A350 Freighter Aircraft	319.0t	250.0t	[*]

UNQUOTE

3.2With regards to the A350 Freighter Aircraft only, Clause 2.3 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

2.3Propulsion Systems

The Airframe will be equipped with a set of two (2) Rolls Royce Trent XWB engines (the “Propulsion Systems”), as set forth in the following table:

Rolls Royce Trent XWB
A350 Freighter Aircraft	Rolls Royce Trent XWB97 (97,000 lbs nominal thrust)

UNQUOTE

4A350 FREIGHTER AIRCRAFT DELIVERY SCHEDULE

4.1The Scheduled Delivery Period of the A350 Freighter Aircraft will be as follows:

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 5/14

Aircraft Rank	Scheduled Delivery Period	Aircraft Type
Aircraft N°35	[*]	A350 Freighter Aircraft
Aircraft N°36	[*]	A350 Freighter Aircraft
Aircraft N°37	[*]	A350 Freighter Aircraft
Aircraft N°38	[*]	A350 Freighter Aircraft
Aircraft N°39	[*]	A350 Freighter Aircraft
Aircraft N°40	[*]	A350 Freighter Aircraft
Aircraft N°41	[*]	A350 Freighter Aircraft

Each of such periods will be, with respect to the corresponding A350 Freighter Aircraft, the “Scheduled Delivery Period”.

[*].

4.2The above Delivery schedule with respect to the A350 Freighter Aircraft is based on the current production and certification projections for the industrialization of the A350 Freighter model aircraft.

4.3By virtue of the changes contemplated in clause 4.1 above, the table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

5[*]

6[*]

7TYPE CERTIFICATION

With regards to the A350 Freighter Aircraft only, Clause 7.1 of the Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

7.1Type Certification
The Aircraft shall be type certificated under EASA and FAA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Export Certificate of Airworthiness or, as Aircraft are to be registered in a Member State of the European Community, the Statement of Conformity.

UNQUOTE

8SUPPORT / TRAINING MATTERS

8.1The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE
SELLER REPRESENTATIVE ALLOCATION

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 6/14

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1The Seller will provide to the Buyer Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of thirty-three (33) Aircraft will be [*] man-months in aggregate. This allocation will be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*].

2For the sake of clarification, such Seller Representatives’ services will include [*].

3The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*] Seller Representatives.

UNQUOTE

8.2The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE
TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of thirty-three (33) firmly ordered Aircraft, unless otherwise specified. [*].

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

1.1Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] for [*] of the Buyer's flight crews per firmly ordered Aircraft.

1.2Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] flight crews per ordered Aircraft.

1.3Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] for a period of [*] pilot Instructor months in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to [*].

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 7/14

1.4Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] type specific training for cabin crews for [*] in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*] for [*] of the Buyer’s flight instructors in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] trainee days of performance / operations training [*] for the Buyer's personnel in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3MAINTENANCE TRAINING

3.1The Seller will provide to the Buyer [*] trainee days of maintenance training [*] for the Buyer's personnel in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2The Seller will provide to the Buyer [*] in total for the fleet of thirty-three (33) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

9INCONSISTENCY AND CONFIDENTIALITY

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 8/14

9.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°17, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

9.2This Amendment N°17 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

9.3The provisions of Clause 22.10 of the Agreement shall apply to this Amendment N°17 as if the same were set out in full herein, mutatis mutandis.

10COUNTERPARTS

This Amendment N°17 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11LAW AND JURISDICTION

This Amendment N°17 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°17 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 9/14

IN WITNESS WHEREOF this Amendment N°17 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 10/14

APPENDIX 1
Delivery Schedule

CAC ID	Aircraft Rank	Scheduled Delivery Month / Scheduled Delivery Period	Aircraft Type
[*]	[*]	[*]-17	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 11/14

APPENDIX 2
[*]

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 12/14

APPENDIX 3
[*]

1[*]

2[*]

3[*]

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 13/14

4[*]

5[*]

Amendment Nº17 to the ALC A350 Family PA
Ref. CLC - CT2108088	Page 14/14

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°17 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), which covers, among other things, the sale and purchase of the A350 Freighter Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A350 Freighter Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2108088	Page 1/3

LETTER AGREEMENT N° 1

1[*]

2[*]

3Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

5Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2108088	Page 2/3

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°1
Ref. CLC - CT2108088	Page 3/3

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°17 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), which covers, among other things, the sale and purchase of the A350 Freighter Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A350 Freighter Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°2
Ref. CLC - CT2108088	Page 1/3

LETTER AGREEMENT N° 2
1[*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°2
Ref. CLC - CT2108088	Page 2/3

LETTER AGREEMENT N° 2
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°2
Ref. CLC - CT2108088	Page 3/3

LETTER AGREEMENT N° 3

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°17 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), which covers, among other things, the sale and purchase of the A350 Freighter Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A350 Freighter Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°3
Ref. CLC - CT2108088	Page 1/3

LETTER AGREEMENT N° 3
1[*]

2[*]

3[*]

4ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

5LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°3
Ref. CLC - CT2108088	Page 2/3

LETTER AGREEMENT N° 3
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°3
Ref. CLC - CT2108088	Page 3/3

LETTER AGREEMENT N° 4

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°17 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), which covers, among other things, the sale and purchase of the A350 Freighter Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A350 Freighter Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°4
Ref. CLC - CT2108088	Page 1/3

LETTER AGREEMENT N° 4
1[*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°4
Ref. CLC - CT2108088	Page 2/3

LETTER AGREEMENT N° 4
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°4
Ref. CLC - CT2108088	Page 3/3

LETTER AGREEMENT N°5

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
December 20th, 2021

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°17 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated as of 01 February 2013 (the “Agreement”), which covers, among other things, the sale and purchase of the A350 Freighter Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°5 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A350 Freighter Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

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Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
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LETTER AGREEMENT N°5

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LETTER AGREEMENT N°5

10INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
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LETTER AGREEMENT N°5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

/s/ John L. Plueger	/s/ Benoît de Saint-Exupéry

By: John L. Plueger	By: Benoît de Saint Exupéry

Its: CEO & President	Its: Senior Vice President, Contracts

Date : December 20, 2021	Date : December 20, 2021

Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
Ref. CLC - CT2108088	Page 12/13

LETTER AGREEMENT N°5

APPENDIX A
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Amendment Nº17 to the ALC A350 Family PA – Letter Agreement N°5
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